Exhibit 99.1

Faraday Future Announces $135 Million in Convertible Secured Notes Financing Commitments Which are Expected to Provide the Company with Sufficient Funding to Reach its FF 91 Futurist Start of Production Milestone in March 2023

LOS ANGELES, February 5th, 2023 -- Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced a series of definitive agreements for financing, as well as an important modification to a major provision in the terms of the warrants in the original FF secured financing agreements. Once consummated on the contemplated timeline, the Company is expected to have raised all the necessary funds for the start of production (“SOP”) of the FF 91 Futurist. In parallel, the Company has set the date for a special stockholders meeting which is scheduled to take place on February 28th, 2023.

The Company announced the execution of definitive agreements for financing commitments of $135.0 million in convertible secured notes, of which $80.0 million will be funded within 10 business days (including $10.0 million previously funded by Senyun International Ltd. as an advanced payment) subject to the satisfaction or waiver of certain conditions. The remaining amount will be funded within 5 business days after the satisfaction or waiver of certain conditions, including for a portion of such financing receipt of Company stockholder approval and an effective registration statement for the shares underlying the applicable notes. Affiliates of ATW Partners and Acuitas Capital, among others, participated in the transaction. Detailed terms can be found in our Current Report on Form 8-K to be filed with the SEC.

This round of financing, together with the $33.4 million ($30.6 million net of original discount and transaction costs and including $10.0 million previously funded by Senyun International Ltd. as an advanced payment) that has been received by the Company since the FF Global Investor Business Update on December 15th, 2022, means the Company has received sufficient financing commitments for the funds required for SOP of the FF 91 Futurist assuming timely receipt of funds. As previously stated, the Company expects to start production of a saleable FF 91 Futurist at the end of March 2023, coming off the assembly line in early April, with deliveries before the end of April assuming receipt of investor funds on the Company’s expected timeline.

Separately, the Company plans to hold a special stockholders meeting on February 28th, 2023, to consider a proposal to increase the authorized shares of Faraday Future Class A common stock. This proposal, if approved by Faraday Future stockholders, will clear the path for additional future financing to best support FF 91 Futurist deliveries and the Company’s other strategic goals. As a major stockholder of the Company, FF Top Holdings LLC, a subsidiary of FF Global Partners LLC (“FFGP”), agreed to vote all shares it beneficially owns to support such proposal in the upcoming special stockholders meeting. The Company also recommends that all Faraday Future stockholders as of January 31st, 2023 vote in favor of, and solicit proxies in favor of, such proposal. Faraday Future stockholder approval is a condition to complete a portion of the abovementioned funding amount, and a pivotal path for providing support to the Company in achieving its long-term goals. Additional information about the special stockholders meeting can be found in our definitive proxy statement on Schedule 14A previously filed with the SEC.

The financing agreements also include an important modification to a major provision in the terms of the warrants in the original FF secured financing agreements. In such warrants, there was a full ratchet anti-dilution provision that allowed investors to receive the right to purchase additional shares at a price equal to the lowest price in which shares were issued after the issuance of such warrants. The relevant clause has been removed from the warrants under the financing agreements, helping FF stockholders successfully avoid a potential future dilutive issuance of up to hundreds of millions of shares. The Company has also agreed to issue $41.0 million of convertible secured notes to its existing secured notes investors in exchange for the cancellation of a majority of their previously outstanding warrants on terms described in more detail in our Current Report on Form 8-K to be filed with the SEC.

The Company appreciates the trust shown by its investors. This round of financing provides the Company with confidence to achieve its key short-term strategic goal of SOP and deliver the FF 91 Futurist to the most avant-garde users at the top of the pyramid with high-quality and high product power. At the same time, the Company would like to express its deep gratitude to the loyal and recurring investors for their continued support, especially FFGP for its determined efforts in connection with the financing and warrant settlement.

“Securing $135.0 million in funding commitments is critical and imperative for Faraday Future’s sprint to FF 91 Futurist’s SOP. The availability of these additional funding commitments provides confidence that FF can reach the SOP milestone in March 2023. We will deliver the FF 91 Futurist with high quality and high product power as soon as possible after receipt of the funds contemplated by these financings,” said Xuefeng (XF) Chen, Global CEO of Faraday Future.

The Company is also grateful to FF’s global suppliers for their deep insight and persistent belief in FF’s disruptive product at the top of the pyramid, the Ultimate Intelligent TechLuxury brand positioning, revolutionary advanced technology, and the Company’s long-term value. The tolerance and determination of FF’s global suppliers are at the cornerstone of its goal to subvert the traditional auto industry and build a future mobility ecosystem.

On February 3rd, 2023, the trading price of FFIE stock closed above $1.00 per share, which is an increase of more than 300% from its lowest stock price in the past 40 trading days. The Company thanks FF’s stockholders, both retail investors and institutional investors, for their high level of trust and support of the Company’s new top-level governance structure, new board of directors, and new management. This is the fundamental groundwork for unlocking FF’s value.

“I am glad to see that Faraday Future has obtained commitments for this key round of financing with the cooperation and support of FFGP. At the same time, FFGP also assisted Faraday Future in solving the crucial warrant issue and helping ensure the maximization of interests of all stakeholders with the timely SOP of the FF 91 Futurist,” said a spokesperson from FFGP.

Faraday Future has made further progress with testing and validation of the FF 91 Futurist through the Product and Technology Generation 2.0 program (PT Gen 2.0) in recent months. The generational upgrade from PT Gen 1.0 to PT Gen 2.0 consists of significant upgrades of systems and core components from both the vehicle, and I.A.I area – the advanced core, which stands for Internet, Autonomous Driving, and Intelligence. PT Gen 2.0 was achieved through upgrades of 26 major system and components. With 13 key upgrades throughout powertrain, battery, charging, chassis, interior from EV areas, as well 13 key upgrades from computing, sensing, communication, user interaction, and significant performance improvements to the FF 91 Futurist.

With this latest round of financing, Faraday Future is now closing in on the 7th milestone, which is the SOP. The Company recently announced the completion of the 6th milestone, the completion of construction and equipment installation in vehicle assembly areas. This marked the sixth of the seven milestones that FF laid out late in 2021 to mark its manufacturing achievements towards the start of production of the FF 91 Futurist.

Competing with Ferrari, Maybach, Rolls Royce, and Bentley, as the only next-gen Ultimate Intelligent TechLuxury EV product, the FF 91 Futurist puts forward a unique and intelligent EV experience with extreme technology, an ultimate user experience. The FF 91 Futurist features an industry-leading 1,050 horsepower, an EPA-certified range of 381 miles, 0-60 mph in 2.27 seconds, a unique rear intelligent Internet system, and a revolutionary user experience designed to create a mobile, connected, intelligent, and luxurious third Internet living space and user mobility ecosystem platform.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class-defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet, and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

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NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include, among other things, statements regarding potential timing for holding a special stockholders meeting and the announcement thereof, the anticipated SOP and delivery timing for our FF 91 Futurist vehicle, additional funding and timing for receipt thereof and FF stockholder approval of an authorized share increase and the timing thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Amended Shareholder Agreement between the Company and FF Top, dated as of January 13, 2023, complies with the listing requirements of The Nasdaq Stock Market LLC, the market performance of the shares of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings and/or obtain stockholder approval for the issuance of shares under the Company’s previously announced equity line of credit with an affiliate of Yorkville Advisors and/or the Tranche C and D convertible secured notes for purposes of NASDAQ Listing Rule 5635; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the non-binding Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on December 23, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION

In connection with the special stockholders meeting, Faraday Future has filed with the SEC a definitive proxy statement on Schedule 14A with respect to the proposals therein to increase the number of the Company’s authorized Class A common shares to 1.69 billion and approve the issuance of shares under the Company’s previously announced equity line of credit with an affiliate of Yorkville Advisors for purposes of NASDAQ Listing Rule 5635 (as amended and supplemented, the “Proxy Statement”). Faraday Future commenced mailing of the Proxy Statement to its stockholders on February 3, 2023. This press release is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND FARADAY FUTURE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROXY STATEMENT OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS IN THE PROXY STATEMENT. Investors and stockholders may obtain free copies of the Proxy Statement and other documents containing important information about Faraday Future that are filed or will be filed with the SEC by Faraday Future from the SEC’s website at www.sec.gov. Faraday Future makes available free of charge at www.ff.com (in the “Financials and Filings” section), copies of materials it files with, or furnish to, the SEC.

PARTICIPANTS IN SOLICITATION

Faraday Future and its respective directors and executive officers and certain Company investors and their representatives may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposals in the Proxy Statement. Information about the directors and executive officers of Faraday Future, such investors and their representatives and their ownership is set forth in the Company’s filings with the SEC, including the Proxy Statement. These documents can be obtained free of charge from the sources specified above.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com